Exhibit 21
                         ENRON CORP. SUBSIDIARIES


 Atlantic Commercial Finance B.V. (The Netherlands)
    Enron Colombia Transportation B.V. (The Netherlands) Enron International C.V. (The Netherlands) (99.9%)
    Enron Pipeline Colombia C.V. (The Netherlands) (99%) Enron Power Colombia C.V. (The Netherlands) (99%)
    Enron Power Holdings C.V. (The Netherlands) (99.9%)
    Enron Power Honduras C.V. (The Netherlands) (99%)
       Enron Power Honduras S. de R.L. de C.V. (Honduras)
            (99%)
    Offshore Power Production C.V. (The Netherlands) (99.9%)
       Enron Mauritius Company (Mauritius)
          Dabhol Power Company (India)
    Travamark Two B.V. (The Netherlands)
       Enron Power El Salvador C.V. (The Netherlands) (1%) Belco Petroleum Corporation (Delaware)
 EGP Fuels Company (Delaware)
 Enron Americas, Inc. (Delaware)
    Enron Oil Corp. (Delaware)
    The Protane Corporation (Delaware)
       Citadel Corporation Limited (Cayman Islands)
          Citadel Venezolana, S.A. (Venezuela)
             Interruptores Especializados Lara, S.A.
                 (Venezuela) (66%)
          Industrial Gases Limited (Jamaica)
          Manufacturera de Aparatos Domesticos, S.A.(MADOSA)
               (Venezuela) (45.58%)
       Enron Americas Limited (Cayman Islands)
          Enron Liquid Fuels Argentina S.A. (Argentina) ProCaribe, Inc. (Puerto Rico)
       Progasco, Inc. (Puerto Rico)
       V. Holdings Industries, S.A. (Venezuela)
          Finven Financial Institution Limited (Cayman
               Islands)
          Industrias Ventane, S.A. (Venezuela)
             Industrial Larcada, S.A. (Venezuela)
             Servicios Consolidados Ventane, S.A. (Venezuela) Servicios Vengas, S.A. (Venezuela)
             Transporte Mil Ruedas, S.A. (Venezuela)
             Vengas de Caracas, S.A. (Venezuela)
             Vengas de Occidente, S.A. (Venezuela)
             Vengas de Oriente, S.A. (Venezuela)
             Vengas del Centro, S.A. (Venezuela)
          Manufacturera de Aparatos Domesticos, S.A. (MADOSA)
               (Venezuela) (10%)
 Enron Capital LLC (Turks and Caicos Islands) (99%)
 Enron Coal Company (Delaware)
 Enron Coal Pipeline Company (Delaware)
 Enron Emerging Technologies, Inc. (Delaware)
 Enron Energy Investments S.A. (Argentina) (99%)
 Enron Expat Services Inc. (Delaware)
 Enron Foundation (Nebraska)
 Enron Gas Liquids (Europe) Limited (U.K.)
 Enron Gas Services Corp. (Delaware)
    EGS New Ventures Corp. (Delaware)
        LGMI, Inc. (Delaware)
        LRCI, Inc. (Delaware)
        Louisiana Gas Marketing Company (Delaware)
           Louisiana Gas Pipeline Company Limited Partnership
                (Oklahoma) (99%)
        Louisiana Resources Company (Delaware)
           Louisiana Resources Pipeline Company Limited
                Partnership (Oklahoma) (99%)
    ENGASCO Corp. (Delaware)
    Enron Access Corporation (Delaware)
    Enron Administrative Services Corp. (Delaware)
    Enron Big Piney Corp. (Delaware)
    Enron Capital Corp. (Delaware)
        Joint Energy Development Investments Limited
             Partnership (Delaware) (50%)
        Enron Cactus III Corp. (Delaware)
           Cactus Hydrocarbon III Limited Partnership
                (Delaware) (1%)
    Enron Field Services Company (Delaware)
    Enron Finance Corp. (Delaware)
       Enron Hydrocarbons Marketing Corp. (Delaware)
       Enron Reserve Acquisition Corp. (Delaware)
       Enron Risk Management Services Corp. (Delaware)
    Enron Gas Gathering, Inc. (Delaware)
    Enron Gas Marketing Canada Inc. (Alberta)
    Enron Gas Marketing, Inc. (Delaware)
       Enron GasBank, Inc. (Delaware)
    Enron Hub Trading, Inc. (Delaware)
    Enron MW Gas Marketing, Inc. (Delaware)
    Enron Mexico, Inc. (Texas)
    Enron Minority Development Corp. (Delaware)
    Enron Power Marketing, Inc. (Delaware)
    Enron Power Services, Inc. (Delaware)
    Enron Producer Services Corp. (Delaware)
    EnVestor Group 1992-A, Inc. (Delaware)
    HPL Resources Company (Texas)
    MPP Pipeline Corporation (Delaware)
 Enron Gas Services Holding Company Inc. (Delaware)
 Enron International Inc. (Delaware)
    Enron Jawa Power Corp. (Delaware)
    Enron Pasuruan Power Corp. (Delaware)
    Enron Pipeline Company - Colombia G.P. Inc. (Texas)
       Enron Pipeline Company - Colombia, Ltd. (Texas) (1%) India Power Ventures Inc. (Delaware)
 Enron Liquid Fuels, Inc. (Delaware)
     Clyde River Inc. (Liberia) (99%)
 Enron Liquids Holding Corp. (Delaware)
    EOTT Energy Corp. (Delaware)
       EOTT Canada Ltd. (Canada)
       EOTT Energy Ltd. (Canada)
       EOTT Energy Texas, Inc. (Texas)
       EOTT Energy Pipeline Limited Partnership (Delaware)
            (1%)
          EOTT Energy Operating Limited Partnership
                (Delaware) (99%)
             EOTT Energy Canada Limited Partnership
                   (Delaware) (99%)
             EOTT Energy Partners, L.P. (Delaware) (99%)
       Enron Far East Pte. Ltd. (Singapore)
       Enron U.K. Limited (U.K.)
       JMRM Energy Corp.
    Enron Gas Liquids, Inc. (Delaware)
       Enron Arbross Ship Management Co. Ltd. (Hong Kong)
            (50%)
       Enron Fertilizer U.K. Ltd. (U.K.)
       Enron Gas Liquids Canada, Ltd. (Canada)
       Enron Gas Liquids Europe S.A.R.L. (France)
       Enron Gas Liquids Holding B. V. (The Netherlands)
          Enron Gas Liquids B. V. (The Netherlands)
          Enron Petrochemicals B.V. (The Netherlands)
       Enron Gas Liquids International (UK), Ltd. (U.K.) Enron Liquid Fuels Far East Pte. Ltd. (Singapore) Enron Petrochemicals Limited (Hong Kong)
       Halton International Limited (Liberia) (50%)
          Enron Gas Liquids Far East, Ltd. (Liberia)
          Mundogas Services Limited (Liberia)
          Mundogas (Storage) Inc. (Liberia)
          Mundogas Trading Limited (Liberia)
          Mundogas (UK) Ltd. (U.K.)
       Norelf Limited (Bermuda) (42.5%)
          Veldmoor International Limited (Liberia)
          Weddell Corporation (Liberia)
    Enron Gas Processing Company (Delaware)
       Enron Equipment Company (Delaware)
       Enron Louisiana Energy Company (Delaware)
          Enron Louisiana Transportation Company (Delaware) Enron Methanol Company (Delaware)
    Enron Liquids Pipeline Company (Delaware)
       Enron Liquids Pipeline, L.P. (Delaware) (14.9%)
       Enron Liquids Pipeline Operating Limited Partnership
            (Delaware) (1.01%)
       Enron Transportation Services, L.P. (Delaware) (1%)
          Enron Natural Gas Liquids Corporation (Delaware) Enron Marketing Services, Inc. (Delaware)
    Enron Products Marketing Company (Delaware)
    Enron Products Pipeline, Inc. (Delaware)
    NGP Pipeline Company (Delaware)
 Enron Minerals Company (Delaware)
 Enron NGV Company (Delaware)
    Enfuels Corporation (Delaware) (50%)
 Enron Oil & Gas Company (Delaware) (80%)
    Enron Asia-Middle East Exploration Company (Texas)
       Enron Oil Egypt Ltd. (Cayman Islands)
       Enron Oil Malaysia Inc. (Texas)
       Enron Oil Malaysia, Limited (Cayman Islands)
    Enron Exploration Company (Delaware)
       Enron Exploration Company, Australia (Delaware)
          Enron Australia Exploration Company (Cayman
               Islands)
             Enron Exploration Australia Pty Ltd (Australia) Enron Exploration Company, France (Delaware)
          Enron Exploration France S.A. (France)
       Enron Exploration Company, Kazakhstan (Delaware)
          Enron Exploration and Production (Kazakhstan)
               Limited (Cyprus)
       Enron Exploration Company, Russia (Delaware)
             Enron Exploration and Production (Russia)
                  Limited (Cyprus)
       Enron Exploration Company, South America (Delaware)
          Enron Exploration S.A. (Argentina)
       Enron Exploration Company, Trinidad (Delaware)
          Enron Trinidad Exploration Company (Cayman Islands)
             Enron Gas & Oil Trinidad Limited (Trinidad)
       Enron Exploration Company, United Kingdom (Delaware)
          Galliford Projects Nederland B.V. (The Netherlands)
             Enron Oil U.K. Limited (U.K.)
    Enron Oil & Gas Marketing, Inc. (Delaware)
    I N Holdings, Inc. (Delaware)
       Enron Oil Canada Ltd. (Alberta)
 Enron Operations Corp. (Delaware)
    Hobbs Processing Company (Delaware)
    NBP Services Corporation (Delaware)
 Enron Overthrust Pipeline Company (Delaware)
 Enron Peru, Inc. (Delaware)
 Enron Pipeline Company (Delaware)
    Black Marlin Pipeline Company (Texas)
    Enron Preferred Capital Corp. (Delaware)
    Enron TW Pipeline Corp. (Delaware)
    Northern Natural Gas Company (Delaware)
    Transwestern Pipeline Company (Delaware)
    Transwestern Pipeline Company, L.P. (Delaware) (99%) Enron Pipeline Company - Argentina S.A. (Argentina) (99.99%)
    Compania de Inversiones de Energia S.A. (Argentina) (25%)
       Transportadora de Gas del Sur S.A. (Argentina) (70%) Enron Power Corp. (Delaware)
    Cuenca Austral S.A. (Argentina)
    Enron Development Corp. (Delaware)
       Electricidad Enron de Guatemala, Sociedad Anonima
            (Guatemala)
       Enron-Citizens of Panama, S.A. (Panama)
       Enron Power (Central Puerto) S.A. (Argentina)
       Puerto Quetzal Power Corp. (Delaware)
          Western Caribbean Finance L.P. (Texas) (98%)
    Enron/Dominion Cogen Corp. (Delaware) (50%)
       Clear Lake Cogeneration Limited Partnership (Texas)
            (98%)
       Enron Bayou Co-Gen, Inc. (Delaware)
       Enron Cogeneration Five Company (Delaware)
       Enron Cogeneration One Company (Delaware)
          Cogenron Inc. (Delaware)
       Enron Cogeneration Three Company (Delaware)
          Clear Lake Cogeneration Limited Partnership (Texas)
                (2%)
    Enron Europe Limited (U.K.)
       Enron Europe Liquids Processing (U.K.) (50%)
       Enron Gas Processing (Europe) Limited (U.K.)
       Enron Gas Processing (U.K.) Limited (U.K.)
       Enron Power Construction Limited (U.K.)
       Enron Power (Europe) Limited (U.K.)
       Enron Power Oil Supply Corp. (Delaware)
       Enron Power Operations Limited (U.K.)
       Falco UPG, Limited (U.K.)
          UPG Falco Limited (U.K.)
       Kent Power Limited (U.K.)
       Teesside Gas Processing Limited (U.K.)
       Teesside Gas Transportation Limited (U.K.) (50%) Teesside Power Limited (U.K.) (50%)
       Trenron Limited (U.K.)
    Enron Power Corp. - U.S. (Delaware)
       Enron Milford Construction Co. (Massachusetts)
       Enron Milford Operating Company (Delaware)
       Enron Power Construction Company (Delaware)
       Enron Power Fuel Corp. (Delaware)
       Enron Power Oil Supply Corp. (Delaware)
       Enron Power Philippine Operating Corp. (Delaware) Enron-Richmond Power Corp. (Delaware)
          Richmond Power Enterprise L.P. (Delaware)
    Enron Power Enterprise Corp. (Delaware)
    Enron Power Holdings B.V. (The Netherlands)
       Enron Power Holdings Gmbh (Germany)
          Kraftwerk Bitterfeld Gmbh (Germany) (50%)
    Enron Power Operating Company (Delaware)
    Enron Power (Panama) Ltd. (Delaware)
    Enron Power Philippines Corp. (Philippines)
       Batangas Power Corp. (Philippines)
       Subic Power Corp. (Philippines) (99%)
       Enron Subic Power Corp. (Philippines) (99%)
    Enron Power Ventures Corp. (Delaware)
    Milford Power Associates, Inc. (Massachusetts)
       Milford Power Limited Partnership (Massachusetts) (1%) Enron Property Company (Delaware)
    Access Real Estate Advisors, Inc. (Delaware)
 Enron Services Corp. (Delaware)
 Enron Storage Company (Delaware)
    Napoleonville Storage Company Limited Partnership (Texas)
           (1%)
 Enron Trailblazer Pipeline Company (Delaware)
 Enron Venture Capital Company (Delaware)
 Enron Washington, Inc. (Delaware)
 Gulf Company Ltd. (Bermuda)
 Houston Pipe Line Company (Delaware)
    Citrus Corp. (Delaware) (50%)
       Citrus Energy Services, Inc. (Delaware)
       Citrus Industrial Sales Company, Inc. (Delaware) Citrus Marketing, Inc. (Florida)
       Citrus Trading Corp. (Delaware)
       Florida Gas Transmission Company (Delaware)
          Border Gas, Inc. (Delaware) (3.33%)
    Coal Properties Corporation (Illinois)
    Enron Gas Pipeline Operating Company (Texas)
       Enron Advisory Services, Inc. (Delaware)
    Enron Industrial Natural Gas Company (Texas)
    Enron Interstate Pipeline Company (Delaware)
    Enron Texoma Gas Company (Texas)
    HPL Gas Company (Texas)
    HT Gathering Company (Texas) (50%)
    Houston Pipe Line Marketing Company (Texas)
    Intratex Gas Company (Delaware)
    Natural Gas Marketing and Storage Company (Texas)
    Oasis Pipe Line Company (Delaware) (25%)
       Oasis Pipe Line Finance Company (Delaware)
    Panhandle Gas Company (Delaware)
    Riverside Farms Company (Illinois)
    San Marco Pipeline Company (Colorado) (50%)
    Seagull Shoreline System Transmission Company (Texas)
        (30%)
    The Standard Shale Products Company (Colorado) (30%) Transgulf Pipeline Company (Florida)
    Webb-Duval Pipeline, Inc. (Delaware)
 Northern Plains Natural Gas Company (Delaware)
    Northern Border Partners, L.P. (Delaware) (14%)
       Northern Border Intermediate Limited Partnership
            (Delaware) (99%)
          Northern Border Pipeline Company (Delaware) (70%) Northern Border Pipeline Corporation (Delaware)
 Organizational Partner, Inc. (Delaware)
 San Juan Gas Company, Inc. (Puerto Rico)
 Smith Street Land Company (Delaware)
    Block 321 Partnership (Texas) (99%)